UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Advantus Dynamic Managed Volatility Fund
Class A Shares – AVMNX
Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund
Class A Shares – AMENX
Institutional Class Shares – VMEIX

Advantus Strategic Credit Income Fund
Class A Shares – ABSNX
Institutional Class Shares – VBSIX

Advantus Strategic Dividend Income Fund
Class A Shares – ASDNX
Institutional Class Shares – VSDIX

Annual Report

www.advantusfunds.com	August 31, 2017

ADVANTUS FUNDS

October 16, 2017

Advantus Dynamic Managed Volatility Fund

Managers:
David Kuplic, CFA; Craig Stapleton, CFA; Jeremy Gogos
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2016 and ending August 31, 2017, the Advantus Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class returned 12.27% and the DMV Class A returned 11.92%, outperforming the DMV Benchmark return of 9.74%. The DMV Benchmark is a custom benchmark for the DMV Fund developed by Advantus Capital Management. The DMV Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 6.08% compared to the DMV Fund’s custom benchmark realized volatility of 4.93%. For comparison, the S&P 500 Index (dividend adjusted) was up 16.23% with a volatility of 8.34% over the same period.

STRATEGY UPDATE

This last year in the domestic equity market was another period of extreme calm. S&P 500 and Nasdaq realized volatility ranked in the 5th and 1st percentiles, respectively, of those index histories. Small caps were marginally more lively; Russell 2000 realized volatility over this past year ranked in the 44th percentile of Russell’s history. Considering this low realized volatility, the DMV Fund maintained a high equity allocation throughout the period; the average equity allocation was 77.7%, and the only time the DMV Fund equity allocation was below 60% was September 29 through October 11.

MARKET SECTOR UPDATE

In terms of returns, domestic equities had another solid year, with the S&P 500, Russell 2000, and Nasdaq gaining 16.23%, 14.89%, and 27.00%, respectively. The theme of abnormally low equity volatility, and fantastic risk-adjusted returns, has been covered extensively by numerous market observers. We won’t repeat ourselves further here; please refer to the Outlook section for our view of the ongoing effect of central bank action on the markets.

On the fixed income side, 10Y Treasury and swap rates increased approximately 80 basis points (“bps”) over the course of 11/2016 – 3/2017. This bond selloff was largely attributed to growth and inflation expectations in the wake of the US Presidential election. Since March, rates have been steadily declining, and have retraced about 50 bps of that range. Again, this move has also been attributed to Washington, though observed inaction, rather than assumed action, was the more recent catalyst.

Over this same time period, corporate credit spreads have tightened considerably, falling by 25 bps for investment grade bonds, and 110 bps for high yield bonds. These rate and spread moves left the Bloomberg Barclays Aggregate and Corporate IG indexes basically flat and up 2.13% for the year, respectively.

On the subject of central banks, two of the three major Central Banks—the European Central Bank (“ECB”), and the Bank of Japan (“BOJ”)—continued with their extremely accommodative monetary policy. The BOJ introduced their yield curve control initiative in 9/2016, which has the BOJ buying 10Y Japanese government bonds so as to hold that yield at 0%. On the other hand, the Federal Reserve (“Fed”) raised their policy rate three times during the year, bringing it to between 1.00 and 1.25%. Toward the end of the year, the Fed announced their balance sheet tapering plan, slated to begin in 10/2017.

ADVANTUS FUNDS

OUTLOOK

As mentioned, the Fed will begin to taper its balance sheet in October, starting at $10B per month. Each quarter, that amount will increase by $10B, until it reaches $50B per month. This tapering will increase supply of Treasury and agency/MBS securities; such a supply increase will be tantamount to a rate hike. Still, it must be emphasized that the ECB and BOJ continue to be in quantitative easing mode. Thus, we do not believe the impending Fed action will materially increase mid-term and longer interest rates, domestically or internationally. By extension, we still expect muted equity volatility, and for indexes to slowly grind upward, through the remainder of 2017. We also expect any tax policy progress in Washington to be enthusiastically embraced by the equity market.

On a longer time scale—one to three years—we see more downside risk than upside potential in the domestic equity market. The United States unemployment rate is currently about 4.4%, close to the 2000 and 2007 nadirs leading into those respective recessions. Stock indexes are hovering at or near all-time highs, and fundamental valuations (P/E ratios, stock market capitalization to GDP, etc.) are similarly elevated. The current bull market is now over eight years old. Interest rates are still near historic lows, which on the surface is supportive of continued equity appreciation. But given current interest rates, and given present central bank action across the globe, they have little ammunition left with which to combat the next financial crisis, when it does eventually arrive.  It is also possible that inflation could become more prominent which would force central banks to soak up the liquidity more rapidly and stir up market volatility.

We will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility should be high, and aim to re-risk when we believe volatility should be low.

ADVANTUS FUNDS

October 16, 2017

Advantus Managed Volatility Equity Fund

Managers:
David Kuplic, CFA; Craig Stapleton, CFA; Jeremy Gogos
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period September 1, 2016 and ending August 31, 2017, the Advantus Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class returned 9.36% and the Class A returned 9.10%, underperforming the MVE Benchmark return of 9.37%. The MVE Benchmark is a custom benchmark for the MVE Fund developed by Advantus Capital Management. The MVE Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 6.79%, as compared to the MVE Benchmark realized volatility of 5.67%. For comparison, the S&P 500 Index (dividend adjusted) was up 16.23% with a volatility of 8.34% over the same period.

STRATEGY UPDATE

This past year saw stock indexes across the globe continue their lethargic grind higher. S&P and Nasdaq realized volatility ranked in the 5th and 1st percentiles, respectively, of those index histories. The FTSE 100, MSCI EAFE, Nikkei 225, and Shenzhen indices also saw realized volatility well below their historic norms. Considering this low realized volatility, the MVE Fund maintained a high equity allocation throughout the period. The average equity allocation was 92.8%, the lowest was 89.4%, and the highest was 94.6%.

MARKET SECTOR UPDATE

Through the first half of the year, low volatility equity lagged its market superset both domestically and internationally. The second half of the year saw the performance of low volatility equity stabilize:

	Returns
Index	9/1/2016 – 2/28/2017	3/1/2017 – 8/31/2017
S&P (full)	10.0%	5.7%
S&P Low Vol	5.1%	5.7%
MSCI EAFE (full)	5.1%	12.6%
MSCI EAFE Min Vol	-0.4%	11.9%

We believe that, with short term US interest rates up 50-100 bps, the “hunt for yield” effect we discussed in previous letters should be a diminished driver of low volatility equity returns.

Tail risk hedging, and other option strategies, are part of our volatility management approach, and so it is apropos to note here that, during the year, the VIX flirted with its all-time low of 9.31 (seen 12/22/1993) multiple times. For example, it was below 10 for most of the second half of July, and closed at 9.36 on July 21st. The upshot is that the market has been willing to provide very inexpensive equity insurance, suggesting little concern that a correction is imminent.

On the subject of central banks, two of the three major Central Banks—the European Central Bank (“ECB”), and the Bank of Japan (“BOJ”)—continued with their extremely accommodative monetary policy. The BOJ introduced their yield curve control initiative in 9/2016, which has the BOJ buying 10Y Japanese government bonds so as to hold that yield at 0%. On the other hand, the Federal Reserve (“Fed”) raised their policy rate three times during the year, bringing it to between 1.00 and 1.25%. Toward the end of the year, the Fed announced their balance sheet tapering plan, slated to begin in 10/2017.

ADVANTUS FUNDS

OUTLOOK

As mentioned, the Fed will begin to taper its balance sheet in October, starting at $10B per month. Each quarter, that amount will increase by $10B, until it reaches $50B per month. This tapering will increase supply of Treasury and agency/MBS securities; such a supply increase will be tantamount to a rate hike. Still, it must be emphasized that the ECB and BOJ continue to be in quantitative easing mode. Thus, we do not believe the impending Fed action will materially increase mid-term and longer interest rates, domestically or internationally. By extension, we still expect muted equity volatility, and for indexes to slowly grind upward, through the remainder of 2017. We also expect any tax policy progress in Washington to be enthusiastically embraced by the equity market.

On a longer time scale—one to three years—we see more downside risk than upside potential in the domestic equity market. The United States unemployment rate is currently about 4.4%, close to the 2000 and 2007 nadirs leading into those respective recessions. Stock indexes are hovering at or near all-time highs, and fundamental valuations (P/E ratios, stock market capitalization to GDP, etc.) are similarly elevated. The current bull market is now over eight years old. Interest rates are still near historic lows, which on the surface is supportive of continued equity appreciation. But given current interest rates, and given present central bank action across the globe, they have little ammunition left with which to combat the next financial crisis, when it does eventually arrive.  It is also possible that inflation could become more prominent which would force central banks to soak up the liquidity more rapidly and stir up market volatility.

We will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility should be high, and aim to re-risk when we believe volatility should be low.

ADVANTUS FUNDS

October 16, 2017

Advantus Strategic Credit Income Fund

Managers:
Thomas Houghton, CFA; David Land, CFA; and Daniel Henken, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the twelve month period ending August 31, 2017, the Advantus Strategic Credit Income Fund (the “SCI Fund”) Institutional Class returned 6.21% and Class A returned 5.95%, outperforming the Bloomberg Barclays Aggregate Bond Index, which returned 0.49% for the period.

STRATEGY UPDATE

The past 12 months were quite active for the SCI Fund, as the portfolio was transitioned to the current strategy at the start of 2017.  The period saw interest rates only modestly higher and investor demand for credit remained strong.  The overall environment was a positive for the SCI Fund.  Throughout the period, the SCI Fund had an elevated exposure to high-yield assets. High-yield exposure was gained primarily through domestic corporate bonds; however, modest allocation to emerging market debt and high-yield securitized assets also contributed.  From a sector standpoint, the SCI Fund was underweight consumer non-cyclical, communications and banking.  The SCI Fund was overweight to transportation, finance and energy.

MARKET SECTOR UPDATE

The fixed income market keeps chugging along with stable long-term interest rates and strong demand for corporate and other nongovernment bonds. Institutional and retail investors continue to put more investment dollars into bonds. Strong inflows into retail mutual funds have been one of the big surprises of the year. Demand has been propelled by developed country age demographics and a global reach for yield. We expect the continued rise in the number of retirees to support investment in safe, income-bearing investments for some time to come.

OUTLOOK

We expect growth to remain at trend or above for the remainder of 2017 and surpass the meager 1.6% real Gross Domestic Product (GDP) growth posted in 2016. Third quarter GDP growth was trending in the mid-2%, range before storm damage curtailed consumer and business activity in Texas and Florida. Consumer confidence and business confidence remain strong, as they have been for most of the year, and we expect that this sentiment will continue to support spending, investment and growth. Despite the horrible disasters from hurricanes in terms of both human life and property destruction, the impact on GDP is expected to be modest.

Falling inflation has been one of the big surprises this year, and while we could see a reversal of this trend, we no longer expect inflation to reach or exceed the Federal Reserve’s target in the near future. Wage inflation is the most important driver, and it is not substantively picking up.  Where wages are rising, the costs are not being passed through to the consumer as firms are able to maintain their margins by cutting other costs to offset any rise in labor costs.

The outlook is surprisingly stable in the economy and the markets, except for the geopolitical market risk due to continued saber rattling between President Trump and North Korea’s leader, Kim Jong-un. The uncertainty of the situation dented stock gains and pressured interest rates lower from time to time over the quarter. We remain more concerned about these type of endogenous factors negatively impacting the markets than we do about a natural end to the current conditions.

ADVANTUS FUNDS

October 16, 2017

Advantus Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA; Lowell Bolken, CFA; and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the 1-year period ending August 31, 2017, the return for the Advantus Strategic Dividend Income Fund’s (the “SDI Fund”) Institutional Class was 1.59%, modestly beating the SDI Benchmark return of 1.39%.  Additionally, the return of the SDI Fund’s Class A was 1.32%.  For comparison, the S&P 500 Index (dividend adjusted) was up 16.23% during the same period.  The SDI Fund’s dividend yield and relative volatility were consistent with expectations within a very low volatility equity market.

The reporting period began with an economy that was growing, although at a slow pace.  Inflation was running at low levels, as was market volatility.  Attitudes changed after the election as the Trump administration was expected to reduce regulation, increase infrastructure spending, and lower taxes, allowing the domestic economy to operate at higher levels of productivity.  Business and consumer optimism surged initially, before gridlock in Washington D.C. ensued.  However, the slow growth, low inflation, low volatility, and low cost of capital environment allowed the broader equity markets to rise to record levels.  The yield on the 10-year US Treasury continued its steady decline after the election, providing a tailwind to income oriented securities.

Real Estate Investment Trusts (“REITs”) were plagued with expectations that earnings growth would decelerate for most property types. Occupancies and rental rates continued to be solid, but at lesser rates of growth.  Retail REITs were hit disproportionately as the changing landscape initiated by internet retailing led to concerns about tenant credit.  Industrial and Datacenter properties were beneficiaries of the change.  Overall, the REIT sector is trading at full valuations relative to their expected growth and the earnings slowdown led to modestly negative returns to the group for the year.

Midstream energy companies (oil and gas transportation and storage) were highly influenced by the moves in crude oil commodity pricing.  Early in the year, a rebound in pricing allowed companies to improve balance sheets, right-size their capital expenditure budgets relative to their cashflow, providing for a larger focus on return on investments.  A larger focus was placed on distribution coverage versus growth.  Overall, midstream companies are much healthier, which helped them weather the decline in crude oil pricing in the second half of the year.  These companies will likely focus new investment on profitable U.S. basins where solutions to current bottlenecks can be rewarded with strong returns.  Headwinds are increasing for the group as growth fundamentals have indications of slowing.

Utilities benefited from the concerns of uncertainty, becoming the market favorite as a defensive group.  The steady, predictable growth in earnings was sought by investors, raising the group to above historic multiple levels.  Many utility companies have taken advantage of the lower rate environment to lower their cost of capital.

STRATEGY

On concerns of lower earnings growth profile, REITs were underweight versus our target allocation for the year.  Overall, REITs were down just over 1% for the year.  Most of the excess returns in REITs was provided in security selection in office, communication tower, and retail names.  Master Limited Partnerships (“MLPs”) were down roughly 2.5% for the year.  Our overweight to this sector was driven by attractive valuations and improving quality theses.  While the overweight detracted from MLP returns, security selection was an offset.  The portfolio

ADVANTUS FUNDS

was also underweight Utilities for most of the year as valuations were ahead of our perception of growth.  Utilities were up 15.6% in the year, resulting in negative excess return from our underweight.  Security selection in gas utilities helped balance the detrimental allocation decision for utilities.

OUTLOOK

Global economies have shifted to consistent growth as policies of stimulus over the previous years are now bearing fruit.  The broader equity market continues to reach for higher valuation levels while seemingly ignoring a list of worries that may be ahead.  Headwinds could include the Trump Administration’s lack of success in executing its growth agenda, the unwinding of the Fed’s balance sheet, and tensions in North Korea and the Middle East.  Rising interest rates could also be an impediment for the market, particularly if driven by increased expectations for inflation.  Yet sentiment for the market continues to rise on the back of rising earnings forecasts.

Should the wall of worry result in a correction in the broader markets, defensive groups within our target sectors could benefit.  Economic growth would need to continue.  The accumulated savings on a global basis continues to search for yield in a low rate environment.  Expect investors to extend their search for yield into income-oriented equities.

As with past market moves, the strategy incorporates flexibility to navigate uncertainty during market corrections.  It is in this type of environment where active management within a multi-asset portfolio may be rewarded.

ADVANTUS FUNDS

The information contained herein represents the opinion of Advantus Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Short term performance in particular is not a good indication of the Funds’ future performance and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the Funds, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The SDI Benchmark is a custom benchmark created by Advantus, it is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS (registered symbol) utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). Wilshire Real Estate Securities Index – an index of publicly traded U.S. real estate equity securities.

ADVANTUS FUNDS

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The FTSE (Financial Times Stock Exchange) 100 Index is a market-capitalization weighted index of UK-listed blue chip companies.  The index is part of the FTSE UK Series and is designed to measure the performance of the 100 largest companies traded on the London Stock Exchange that pass screening for size and liquidity.  FTSE 100 constituents are all traded on the London Stock Exchange’s SETS trading system.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. The EAFE acronym stands for Europe, Australasia and Far East.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite is calculated under a market capitalization weighted methodology index.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Shenzhen Composite Index is an actual market-cap weighted index (no free float factor) that tracks the stock performance of all the A-share and B-share lists on the Shenzhen Stock Exchange.

It is not possible to invest directly in an index.

A basis point is a common unit of measurement for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote percentage change in a financial instrument.

Price/Earnings Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Standard deviation measures the dispersion of a set of data from its mean.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

The Advantus Funds are distributed by Quasar Distributors, LLC.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2017 (Unaudited)

	One Year	Since Inception(1)
Class A (without sales load)	11.92%	11.17%
Class A (with sales load)(2)	6.32%	8.23%
Institutional Class	12.27%	11.45%
S&P 500 Index(3)	16.23%	17.71%
Advantus DMV Benchmark(4)	9.74%	11.74%

(1)	September 28, 2015.
(2)	Return reflects a sales load of 5.00%.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)	The Advantus DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. This Index cannot be invested in directly.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2017 (Unaudited)

	One Year	Since Inception(1)
Class A (without sales load)	9.10%	9.86%
Class A (with sales load)(2)	3.65%	6.96%
Institutional Class	9.36%	10.12%
S&P 500 Index(3)	16.23%	17.71%
Advantus MVE Benchmark(4)	9.37%	12.71%

(1)	September 28, 2015.
(2)	Return reflects a sales load of 5.00%.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)
The Advantus MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

ADVANTUS STRATEGIC CREDIT INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2017 (Unaudited)

	One Year	Since Inception(1)
Class A (without sales load)(2)	5.95%	2.81%
Institutional Class	6.21%	3.06%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	0.49%	2.50%

(1)
Period from Fund inception through August 31, 2017. The Class A shares commenced operations on May 1, 2015 and Institutional Class shares commenced operations on December 16, 2014.  Prior to December 29, 2016, the Fund had a different investment objective and principal investment strategy.

(2)	Performance shown for the Class A prior to inception of the Class A shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Class A shares.
(3)
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2017 (Unaudited)

	One Year	Three Years	Since Inception(1)
Class A (without sales load)(2)	1.32%	3.25%	7.24%
Class A (with sales load)(2)(3)	-3.72%	3.25%	7.24%
Institutional Class	1.59%	3.49%	7.50%
S&P 500 Index(4)	16.23%	9.54%	13.94%
Advantus SDI Benchmark(5)	1.39%	5.18%	7.52%

(1)	Period from Fund inception through August 31, 2017. The Class A shares commenced operations on December 16, 2014 and Institutional Class shares commenced operations on September 12, 2012.
(2)
Performance shown for the Class A prior to the inception of the Class A shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Class A shares.

(3)	Class A shares initiated a 5.00% sales load as of September 28, 2015. As such, the Class A sales load performance data for the three year and since inception periods do not account for any load.
(4)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(5)
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS FUNDS

Expense Example (Unaudited)
August 31, 2017

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 – August 31, 2017).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Advantus Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2017	8/31/2017	3/1/2017 to 8/31/2017(1)
Class A Actual(2)	$1,000.00	$1,046.30	$4.13
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.17	$4.08
Institutional Class Actual(2)	$1,000.00	$1,047.50	$2.84
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.43	$2.80

(1)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.80% and 0.55% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2017 of 4.63% and 4.75% for Class A and the Institutional Class, respectively.

ADVANTUS FUNDS

Expense Example (Unaudited) – Continued
August 31, 2017

Advantus Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2017	8/31/2017	3/1/2017 to 8/31/2017(3)
Class A Actual(4)	$1,000.00	$1,063.00	$4.16
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.17	$4.08
Institutional Class Actual(4)	$1,000.00	$1,064.30	$2.86
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.43	$2.80

(3)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.80% and 0.55% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended August 31, 2017 of 6.30% and 6.43% for Class A and the Institutional Class, respectively.

Advantus Strategic Credit Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2017	8/31/2017	3/1/2017 to 8/31/2017(5)
Class A Actual(6)	$1,000.00	$1,036.40	$3.59
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.68	$3.57
Institutional Class Actual(6)	$1,000.00	$1,037.70	$2.31
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.94	$2.29

(5)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.70% and 0.45% for the Class A and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended August 31, 2017 of 3.64% and 3.77% for the Class A and Institutional Class, respectively.

Advantus Strategic Dividend Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/2017	8/31/2017	3/1/2017 to 8/31/2017(7)
Class A Actual(8)	$1,000.00	$1,009.10	$6.08
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.16	$6.11
Institutional Class Actual(8)	$1,000.00	$1,009.60	$4.81
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

(7)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.20% and 0.95% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(8)	Based on the actual returns for the six-month period ended August 31, 2017 of 0.91% and 0.96% for Class A and the Institutional Class, respectively.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Sector Allocation (Unaudited)
As of August 31, 2017(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2017(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	41.9%
U.S. Treasury Bond, 0.625%, 09/30/2017	6.1%
Credit Suisse Mortgage Trust, Series 2015-GLPA, Class C, 4.276%, 11/15/2037	2.2%
E*TRADE Financial, 2.950%, 08/24/2022	1.4%
Abbott Laboratories, 4.750%, 04/15/2043	0.9%
Florida Gas Transmission, 4.350%, 07/15/2025	0.9%
Sherwin-Williams, 3.950%, 01/15/2026	0.9%
Amgen, 5.700%, 02/01/2019	0.9%
Valero Energy, 3.650%, 03/15/2025	0.9%
CBS, 3.500%, 01/15/2025	0.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Fund Holdings (Unaudited)
As of August 31, 2017(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	32.2%
iShares MSCI EAFE Minimum Volatility Fund	25.3%
iShares Core High Dividend Fund	18.1%
iShares MSCI Emerging Markets Minimum Volatility Fund	6.2%
iShares Short Maturity Bond Fund	5.0%
iShares MSCI Germany Fund	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC CREDIT INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2017(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2017(1)(2)
(% of net assets)

PowerShares Senior Loan Portfolio	5.7%
iShares J.P. Morgan USD Emerging Markets Bond Fund	3.4%
U.S. Treasury Bond, 1.125%, 09/30/2021	2.5%
Federal Home Loan Mortgage Corporation, Series 17-DNA2, Class B1, 6.384%, 10/25/2029	1.9%
Regency Energy Partners, 6.500%, 07/15/2021	1.9%
U.S. Treasury Bond, 1.875%, 07/31/2022	1.7%
Enterprise Products Operating, 7.034%, 01/15/2068	1.5%
Chubb, 3.554%, 03/29/2067	1.5%
PPL Capital Funding, 3.700%, 03/30/2067	1.4%
Newell Brands, 5.000%, 11/15/2023	1.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2017(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of August 31, 2017(1)(2)
(% of net assets)

Simon Property Group	2.6%
Macquarie Infrastructure Company	2.5%
Prologis	2.4%
Mid-America Apartment Communities	2.2%
Enterprise Products Partners	2.1%
Crown Castle International	1.9%
Welltower	1.9%
STAG Industrial	1.7%
U.S. Treasury Bond, 2.375%, 01/15/2025	1.7%
Brandywine Realty Trust	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value

EXCHANGE TRADED FUND – 41.9%
iShares Core S&P 500 Fund (a)(b)
(Cost $11,612,019)	60,491	$15,070,727

	Par

CORPORATE BONDS – 31.8%

Airlines – 0.6%
British Airways
Series 2013-1
4.625%, 06/20/2024 (c)	$216,006	233,016

Banks – 3.4%
Astoria Financial
3.500%, 06/08/2020	250,000	253,509
Barclays
4.375%, 01/12/2026 (d)	200,000	211,011
JPMorgan Chase
4.500%, 01/24/2022 (e)	250,000	271,920
PNC Bank
2.450%, 07/28/2022	250,000	251,912
Synchrony Bank
3.000%, 06/15/2022	250,000	250,655
		1,239,007

Chemicals – 0.9%
Sherwin-Williams
3.950%, 01/15/2026 (e)	300,000	318,643

Consumer Discretionary – 0.9%
CBS
3.500%, 01/15/2025 (e)	300,000	306,677

Consumer Staples – 0.7%
CVS Caremark
6.943%, 01/10/2030	221,255	265,967

Diversified Financial Services – 4.2%
American Express
2.500%, 08/01/2022	250,000	251,459
E*TRADE Financial
2.950%, 08/24/2022 (e)	500,000	503,901
First American Financial
4.600%, 11/15/2024	200,000	208,720

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 31.8% (Continued)

Diversified Financial Services – 4.2% (Continued)
Invesco Financial
3.750%, 01/15/2026 (d)(e)	$250,000	$264,043
Total System Services
4.800%, 04/01/2026	250,000	278,017
		1,506,140

Energy – 3.7%
Florida Gas Transmission
4.350%, 07/15/2025 (c)(e)	300,000	321,708
ONEOK
4.000%, 07/13/2027	250,000	253,434
Phillips 66
4.650%, 11/15/2034	200,000	213,907
Valero Energy
3.650%, 03/15/2025 (e)	300,000	309,387
Williams Partners
3.750%, 06/15/2027	250,000	250,635
		1,349,071

Health Care – 0.9%
Abbott Laboratories
4.750%, 04/15/2043 (e)	300,000	325,165

Industrial – 2.0%
Stanley Black & Decker
2.451%, 11/17/2018	200,000	201,853
Textron
4.000%, 03/15/2026 (e)	250,000	263,578
Tyco Electronics Group
3.700%, 02/15/2026 (d)(e)	250,000	262,343
		727,774

Insurance – 4.9%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)(e)	250,000	255,906
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	219,769
Hanover Insurance Group
4.500%, 04/15/2026	250,000	264,303
Horace Mann Educators
4.500%, 12/01/2025 (e)	250,000	263,503

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 31.8% (Continued)

Insurance – 4.9% (Continued)
Liberty Mutual Group
4.250%, 06/15/2023 (c)(e)	$250,000	$270,709
Manulife Financial
4.150%, 03/04/2026 (d)(e)	250,000	269,242
Old Republic International
4.875%, 10/01/2024	200,000	216,845
		1,760,277

Pharmaceuticals – 0.9%
Amgen
5.700%, 02/01/2019 (e)	300,000	316,601

Real Estate Investment Trusts – 3.6%
Alexandria Real Estate Equities
4.300%, 01/15/2026	200,000	213,061
Essex Portfolio
3.500%, 04/01/2025 (e)	300,000	305,749
Healthcare Trust of America Holdings
3.750%, 07/01/2027	250,000	253,282
Host Hotels & Resorts
Series F
4.500%, 02/01/2026 (e)	250,000	266,407
Kimco Realty
3.400%, 11/01/2022 (e)	250,000	258,802
		1,297,301

Technology – 0.9%
Hewlett Packard Enterprise
4.900%, 10/15/2025	100,000	106,323
Juniper Networks
4.500%, 03/15/2024	200,000	214,615
		320,938

Telecommunications – 2.3%
AT&T
4.500%, 05/15/2035 (e)	300,000	294,678
Comcast
4.650%, 07/15/2042 (e)	250,000	273,003
Verizon Communications
5.250%, 03/16/2037	250,000	270,536
		838,217

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 31.8% (Continued)

Transportation – 1.3%
Kansas City Southern
4.300%, 05/15/2043	$250,000	$259,143
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	206,772
		465,915

Utilities – 0.6%
Oglethorpe Power
4.250%, 04/01/2046	200,000	199,278
Total Corporate Bonds
(Cost $10,981,018)		11,469,987

U.S. GOVERNMENT SECURITY – 6.1%

U.S. Treasury Bond – 6.1%
0.625%, 09/30/2017 (e)
(Cost $2,198,203)	2,200,000	2,199,285

MORTGAGE BACKED SECURITY – 2.2%

Commercial – 2.2%
Credit Suisse Mortgage Trust
Series 2015-GLPA, Class C
4.276%, 11/15/2037 (c)(e)(f)
(Cost $755,678)	750,000	801,356

	Contracts	Notional
PURCHASED CALL OPTIONS – 0.0%
CBOE Volatility Index
Expiration: September 2017, Exercise Price: $15.00	120	$180,000	900
Expiration: September 2017, Exercise Price: $18.00	100	180,000	1,500
Expiration: September 2017, Exercise Price: $18.00	193	347,400	6,273
Total Purchased Call Options
(Cost $21,262)			8,673

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value
SHORT-TERM INVESTMENT – 17.5%
First American Government Obligations Fund, Class Z, 0.88% (g)
(Cost $6,300,047)	6,300,047	$6,300,047
Total Investments – 99.5%
(Cost $31,868,227)		35,850,075
Other Assets and Liabilities, Net – 0.5%		169,032
Total Net Assets – 100.0%		$36,019,107

(a)
A portion of this security has been deposited as initial margin on open futures contracts and is designated as collateral for futures contracts. As of August 31, 2017, the fair value of the collateral was $1,245,700.

(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2017, the fair value of these investments were $1,833,561, or 5.1% of total net assets.

(d)	The Fund had $1,262,545 or 3.5% of net assets in foreign securities at August 31, 2017.
(e)	All or a portion of this security is designated as collateral for futures contracts. As of August 31, 2017, the fair value of the collateral was $8,922,606.
(f)	Variable rate security – The coupon is based on an underlying pool of loans and represents the rates as of August 31, 2017.
(g)	The rate shown is the annualized seven day effective yield as of August 31, 2017.

Schedule of Open Futures Contracts

Futures Contracts Purchased
	Number of
	Contracts	Notional	Fair	Expiration	Unrealized
Description	Purchased	Amount	Value	Date	Appreciation
CME S&P 500 Index	23	$14,203,075	$82,225	September 2017	$214,477

Futures Contracts Sold
	Number of
	Contracts	Notional	Fair	Expiration	Unrealized
Description	Sold	Amount	Value	Date	Depreciation
U.S. Treasury
10 Year Note Futures	17	$2,163,250	$(2,922)	September 2017	$(8,286)

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Schedule of Investments
August 31, 2017

			Fair
		Shares	Value
EXCHANGE TRADED FUNDS – 90.8%
iShares Core High Dividend Fund		102,637	$8,635,877
iShares MSCI EAFE Minimum Volatility Fund (a)		169,476	12,051,438
iShares MSCI Emerging Markets Minimum Volatility Fund	50,521	2,937,291
iShares MSCI Germany Fund		62,391	1,919,147
iShares MSCI USA Minimum Volatility Fund (a)(b)	305,549	15,369,116
iShares Short Maturity Bond Fund		47,540	2,391,262
Total Exchange Traded Funds
(Cost $38,039,638)			43,304,131

	Contracts	Notional
PURCHASED CALL OPTION – 0.0%
CBOE Volatility Index
Expiration: September 2017, Exercise Price: $18.00
(Cost $16,567)	260	$468,000	8,450

		Shares
SHORT-TERM INVESTMENT – 10.1%
First American Government Obligations Fund, Class Z, 0.88% (c)
(Cost $4,838,158)		4,838,158	4,838,158
Total Investments – 100.9%
(Cost $42,894,363)			48,150,739
Other Assets and Liabilities, Net – (0.9)%			(430,960)
Total Net Assets – 100.0%			$47,719,779

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
A portion of this security has been deposited as initial margin on open futures contracts, and another portion is designated as collateral for futures contracts. As of August 31, 2017, the fair value of the collateral was $5,030,000.

(c)	The rate shown is the annualized seven day effective yield as of August 31, 2017.

Schedule of Open Futures Contracts

	Number of
	Contracts	Notional	Fair	Expiration	Unrealized
Description	Purchased	Amount	Value	Date	Appreciation
E-mini S&P 500 Index	25	$3,087,625	$17,875	September 2017	$47,317

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 62.2%

Airlines – 7.5%
Air Canada
Series 2013-1B, Class B
5.375%, 11/15/2022 (a)(b)	$58,489	$61,706
Series 2015-1C, Class C
5.000%, 03/15/2020 (a)(b)	300,000	306,000
America West Airlines
Series 001G
8.057%, 01/02/2022	85,399	96,501
American Airlines
Series 2013-2B, Class B
5.600%, 01/15/2022	176,861	185,483
Series 2014-1, Class B
4.375%, 04/01/2024	327,227	336,569
Series 2017-1B, Class B
4.950%, 08/15/2026	175,000	183,103
Continental Airlines
Series B
6.000%, 07/12/2020	118,066	121,903
Series 2012-B, Class B
6.250%, 10/11/2021	267,565	283,285
United Airlines
Series 2014-1, Class B
4.750%, 10/11/2023	28,539	29,726
Series 2014-2, Class B
4.625%, 03/03/2024	214,407	222,447
US Airways
Series 2012-2B
6.750%, 12/03/2022	103,686	114,381
Virgin Australia
Series 2013-1A
5.000%, 04/23/2025 (a)(b)	125,399	131,199
		2,072,303
Automotive – 1.6%
American Axle & Manufacturing
6.250%, 04/01/2025 (a)	250,000	249,375
General Motors Financial
3.950%, 04/13/2024	175,000	179,448
		428,823

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 62.2% (Continued)

Banks – 4.7%
Astoria Financial
3.500%, 06/08/2020	$140,000	$141,965
Bank of America
4.000%, 01/22/2025	350,000	362,709
Comerica Bank
Series BKNT
4.000%, 07/27/2025	40,000	41,936
Compass Bank
Series BKNT
3.875%, 04/10/2025	250,000	251,516
Discover Bank
3.450%, 07/27/2026 (c)	300,000	297,036
SunTrust Banks
Series G
5.050%, 09/15/2025	200,000	203,687
		1,298,849

Chemicals – 0.7%
Valvoline
4.375%, 08/15/2025 (a)	200,000	202,000

Diversified Financial Services – 11.3%
Ally Financial
3.250%, 02/13/2018	250,000	251,250
Capital One Financial
Series E
5.550%, 12/29/2049	200,000	209,240
Charles Schwab
Series E
4.625%, 12/29/2049	300,000	308,185
Citigroup
Series N
5.800%, 11/29/2049	200,000	208,500
Diamond 1 Finance / Diamond 2 Finance
5.450%, 06/15/2023 (a)(c)	300,000	329,049
Fifth Street Finance
4.875%, 03/01/2019	200,000	201,775
HSBC Holdings
6.000%, 05/22/2162 (b)	200,000	210,800

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 62.2% (Continued)

Diversified Financial Services – 11.3% (Continued)
Jefferies Finance / JFIN Co-Issuer
7.375%, 04/01/2020 (a)	$250,000	$258,750
JPMorgan Chase
Series V
5.000%, 12/29/2049	250,000	254,188
Morgan Stanley
Series GMTN
2.532% (3 Month LIBOR USD + 1.220%), 05/08/2024 (d)	350,000	351,387
Series H
5.450%, 12/29/2049	250,000	257,500
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (a)	250,000	257,432
		3,098,056

Energy – 11.8%
Antero Resources
5.000%, 03/01/2025	175,000	172,375
Buckeye Partners
5.600%, 10/15/2044	190,000	199,615
Cheniere Corpus Christi Holdings
5.875%, 03/31/2025	175,000	188,781
Enbridge
Series 16-A
6.000%, 01/15/2077 (b)	90,000	95,441
Enterprise Products Operating
3.979% (3 Month LIBOR USD + 2.780%), 06/01/2067 (d)	250,000	246,250
7.034%, 01/15/2068 (c)	400,000	407,800
Marathon Petroleum
5.850%, 12/15/2045	150,000	160,843
NGPL PipeCo
4.375%, 08/15/2022 (a)	150,000	154,500
Noble Holding
7.500%, 03/15/2019	250,000	256,250
PBF Holding / PBF Finance
7.250%, 06/15/2025 (a)	200,000	198,500
Regency Energy Partners
6.500%, 07/15/2021 (c)	500,000	512,499
Sabine Pass Liquefaction
5.750%, 05/15/2024	200,000	222,724

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 62.2% (Continued)

Energy – 11.8% (Continued)
Tennessee Gas Pipeline
8.375%, 06/15/2032	$200,000	$260,060
Tesoro Logistics
5.250%, 01/15/2025	150,000	159,563
		3,235,201

Health Care – 1.1%
HCA
5.000%, 03/15/2024 (c)	300,000	319,500

Industrial – 0.4%
CSVC Acquisition
7.750%, 06/15/2025 (a)	100,000	96,500

Insurance – 4.3%
Chubb
3.554% (3 Month LIBOR USD + 2.250%), 03/29/2067 (c)(d)	400,000	399,001
Liberty Mutual Group
4.250%, 06/15/2023 (a)	250,000	270,708
4.151% (3 Month LIBOR USD + 2.910%), 03/07/2067 (a)(d)	300,000	294,750
Sammons Financial Group
4.450%, 05/12/2027 (a)	200,000	209,123
		1,173,582

Media – 0.4%
CCO Holdings / CCO Holdings Capital
5.125%, 05/01/2027 (a)	100,000	103,250

Mining – 1.5%
Coeur Mining
5.875%, 06/01/2024 (a)	200,000	200,750
FMG Resources
4.750%, 05/15/2022 (a)(b)	200,000	207,250
		408,000

Real Estate – 4.1%
CyrusOne LP / CyrusOne Finance
5.000%, 03/15/2024 (a)	200,000	209,500
Hospitality Properties Trust
4.500%, 06/15/2023	100,000	106,148
4.500%, 03/15/2025	250,000	259,634
See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 62.2% (Continued)

Real Estate – 4.1% (Continued)
Mattamy Group
6.500%, 11/15/2020 (a)(b)	$200,000	$205,000
Omega Healthcare Investors
4.500%, 01/15/2025	200,000	205,923
Physicians Realty
4.300%, 03/15/2027	125,000	129,276
		1,115,481

Retail – 2.8%
CVS
5.880%, 01/10/2028	252,427	285,167
6.036%, 12/10/2028	93,908	107,447
Newell Brands
5.000%, 11/15/2023	350,000	373,877
		766,491

Technology – 1.4%
Microsoft
2.875%, 02/06/2024	200,000	205,847
Tech Data
3.700%, 02/15/2022	170,000	174,034
		379,881

Telecommunications – 3.2%
AT&T
3.400%, 08/14/2024	250,000	252,735
3.950%, 01/15/2025	250,000	258,826
Frontier Communications
8.125%, 10/01/2018	100,000	102,625
Verizon Communications
5.012%, 04/15/2049	260,000	260,917
		875,103

Transportation – 1.2%
GATX
5.200%, 03/15/2044 (c)	300,000	333,150

Utilities – 4.2%
AmeriGas Partners
5.500%, 05/20/2025	175,000	178,063
5.750%, 05/20/2027	150,000	152,250

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 62.2% (Continued)

Utilities – 4.2% (Continued)
Dominion Resources
5.750%, 10/01/2054 (c)	$312,000	$336,960
IPALCO Enterprises
3.700%, 09/01/2024 (a)	100,000	100,987
PPL Capital Funding
3.700%, (3 Month LIBOR + 2.665%), 03/30/2067 (d)	400,000	394,999
		1,163,259

Total Corporate Bonds
(Cost $16,637,190)		17,069,429

	Shares

EXCHANGE TRADED FUNDS – 10.0%
iShares Emerging Markets High Yield Bond Fund (c)	5,000	255,300
iShares J.P. Morgan USD Emerging Markets Bond Fund (c)	8,000	936,720
PowerShares Senior Loan Portfolio	67,000	1,550,380
Total Exchange Traded Funds
(Cost $2,696,102)		2,742,400

	Par

U.S. GOVERNMENT SECURITIES – 8.9%

U.S. Treasury Bonds – 8.9%
1.500%, 07/15/2020	$250,000	250,547
1.125%, 09/30/2021 (c)(e)	700,000	686,411
1.875%, 07/31/2022 (c)	450,000	453,393
2.125%, 07/31/2024	225,000	227,694
2.375%, 05/15/2027	262,000	267,721
2.250%, 08/15/2027	285,000	288,267
3.000%, 05/15/2047	260,000	274,721
Total U.S. Government Securities
(Cost $2,444,050)		2,448,754

ASSET BACKED SECURITIES – 8.8%

Airlines – 0.4%
Hawaiian Airlines
Series 13-1, Class B
4.950%, 07/15/2023	113,873	117,574

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

ASSET BACKED SECURITIES – 8.8% (Continued)

Automotive – 7.5%
Exeter Automobile Receivables Trust
Series 15-3A, Class D
6.550%, 10/17/2022 (a)	$150,000	$154,432
Series 16-2A, Class D
8.250%, 04/17/2023 (a)	150,000	160,397
First Investors Auto Owner Trust
Series 15-2A, Class D
4.220%, 12/15/2021 (a)(c)	287,000	294,057
Flagship Credit Auto Trust
Series 16-1, Class D
8.590%, 05/15/2023 (a)(c)	300,000	325,907
Series 16-2, Class D
8.560%, 11/15/2023 (a)	300,000	324,687
Foursight Capital Automobile Receivables Trust
Series 17-1, Class D
5.280%, 08/15/2024 (a)	200,000	201,509
Prestige Auto Receivables Trust
Series 16-2A, Class E
5.730%, 08/15/2023 (a)	300,000	304,641
Westlake Automobile Receivables Trust
Series 15-3A, Class E
5.890%, 07/15/2022 (a)(c)	285,000	293,216
		2,058,846

Diversified Financial Services – 0.9%
CommonBond Student Loan Trust
Series 17-AGS, Class C
5.280%, 05/25/2041 (a)	250,000	250,241
Total Asset Backed Securities
(Cost $2,401,577)		2,426,661

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

MORTGAGE BACKED SECURITIES – 6.1%

U.S. Government Agency – 6.1%
Federal Home Loan Mortgage Corporation
Series 15-DNA1, Class B
10.434% (1 Month LIBOR USD + 9.200%), 10/25/2027 (c)(d)	$275,225	$337,972
Series 15-HQA2, Class B
11.734% (1 Month LIBOR USD + 10.500%), 05/25/2028 (d)	249,599	295,401
Series 17-DNA2, Class B1
6.384% (1 Month LIBOR USD + 5.150%), 10/25/2029 (c)(d)	500,000	522,467
Federal National Mortgage Association
Series 16-C03, Class 2B
13.984% (1 Month LIBOR USD + 12.750%), 10/25/2028 (d)	249,976	349,587
Series 17-C02
6.477%, (1 Month LIBOR USD + 5.500%), 09/25/2029 (d)	150,000	156,812
Total Mortgage Backed Securities
(Cost $1,594,483)		1,662,239

	Shares

PREFERRED STOCK – 1.1%

Transportation – 1.1%
BNSF Funding Trust I
6.613%, 12/15/2055
(Cost $285,120)	250,000	288,125

SHORT-TERM INVESTMENT – 2.7%
First American Government Obligations Fund, Class Z, 0.88% (f)
(Cost $749,611)	749,611	749,611
Total Investments – 99.8%
(Cost $26,808,133)		27,387,219
Other Assets and Liabilities, Net – 0.2%		53,545
Total Net Assets – 100.0%		$27,440,764

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser.  As of August 31, 2017, the fair value of these investments were $6,355,416 or 23.2% of total net assets.

(b)	The Fund had $1,217,396 or 4.4% of net assets in foreign securities as of August 31, 2017.
(c)	All or a portion of this security is designated as collateral for futures contracts. As of August 31, 2017, the fair value of the collateral was $7,040,438.
(d)	Variable rate security – The rate shown is the rate in effect as of August 31, 2017.
(e)
A portion of this security has been deposited as initial margin on open futures contracts. The fair value of the initial margin deposit is included within the fair value of the collateral in footnote (c).

(f)	The rate shown is the annualized seven day effective yield as of August 31, 2017.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Open Futures Contracts
August 31, 2017

Futures Contracts Purchased
	Number of
	Contracts	Notional	Fair	Expiration	Unrealized
Description	Purchased	Amount	Value	Date	Appreciation
U.S. Treasury 10 Year Note Futures	16	$2,031,750	$2,750	December 2017	$3,576
U.S. Treasury 5 Year Note Futures	26	3,081,000	1,828	December 2017	2,564
			$4,578		$6,140

Futures Contracts Sold
	Number of
	Contracts	Notional	Fair	Expiration	Unrealized
Description	Sold	Amount	Value	Date	Depreciation
CME Ultra Long Term
U.S. Treasury Bond Futures	8	$1,352,500	$(6,000)	December 2017	$(7,338)
U.S. Treasury Long Bond Futures	1	156,094	(438)	December 2017	(605)
			$(6,438)		$(7,943)

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value

REIT COMMON STOCKS – 46.8%

Health Care – 8.6%
Community Healthcare Trust	15,100	$401,056
HCP	28,138	838,794
Healthcare Trust of America, Class A	30,614	951,177
LTC Properties	19,200	933,696
National Health Investors	12,781	1,024,780
OMEGA Healthcare Investors	10,778	343,495
Physicians Realty Trust	32,015	599,641
Sabra Health Care REIT	36,099	788,763
Welltower	22,331	1,635,076
		7,516,478

Hotels – 3.3%
Apple Hospitality	19,900	361,782
Chatham Lodging Trust	13,598	275,767
Chesapeake Lodging Trust	8,825	225,832
Hersha Hospitality Trust	21,600	400,464
Hospitality Properties Trust	27,800	760,608
LaSalle Hotel Properties	7,600	215,688
Pebblebrook Hotel Trust	14,511	487,425
Summit Hotel Properties	8,400	124,656
		2,852,222

Industrial – 4.1%
Prologis	32,401	2,052,928
STAG Industrial	53,984	1,511,012
		3,563,940

Mortgage – 2.0%
Blackstone Mortgage Trust, Class A	19,747	619,068
Ladder Capital	27,386	375,736
Starwood Property Trust	33,200	737,372
		1,732,176

Multi-Family – 6.9%
American Campus Communities	15,900	756,681
AvalonBay Communities	6,200	1,163,926
Camden Property Trust	10,778	964,416
Education Realty Trust	2,200	85,008
Mid-America Apartment Communities	17,779	1,892,752
Sun Communities	4,309	389,146
UDR	19,300	749,226
		6,001,155

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value

REIT COMMON STOCKS – 46.8% (Continued)

Net Lease – 2.5%
Agree Realty	23,912	$1,198,469
EPR Properties	13,615	948,421
		2,146,890

Office – 4.8%
Brandywine Realty Trust	79,000	1,357,220
Corporate Office Properties Trust	9,560	318,921
DuPont Fabros Technology	12,933	832,368
Government Properties Income Trust	15,500	287,525
Highwoods Properties	25,600	1,337,088
		4,133,122

Other – 6.4%
Colony NorthStar, Class A	65,911	864,093
CoreSite Realty	2,100	249,396
CubeSmart	11,400	281,010
CyrusOne	3,649	229,997
Digital Realty Trust	1,600	189,344
Extra Space Storage	10,643	826,216
Hannon Armstrong Sustainable Infrastructure Capital	17,000	394,400
Public Storage	5,100	1,047,234
Uniti Group	48,112	926,637
Weyerhaeuser Company	17,200	560,892
		5,569,219

Retail – 8.2%
GGP	26,000	539,500
Kimco Realty	52,400	1,028,088
Kite Realty Group Trust	17,200	346,064
National Retail Properties	12,300	514,509
Regency Centers	4,200	270,144
Retail Opportunity Investments	61,236	1,214,922
Simon Property Group	14,200	2,227,270
Washington Prime Group	23,000	192,050
Weingarten Realty Investors	25,221	808,081
		7,140,628

Total REIT Common Stocks
(Cost $35,652,742)		40,655,830

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value

OTHER COMMON STOCKS – 16.8%

Energy – 1.0%
Kinder Morgan	9,000	$173,970
Targa Resources	15,500	690,835
		864,805

Infrastructure – 3.9%
Brookfield Infrastructure Partners (a)	27,800	1,226,814
Macquarie Infrastructure Company	29,400	2,189,712
		3,416,526

Real Estate Operating Company – 0.9%
Brookfield Property Partners (a)	32,700	764,853

Telecommunications – 2.5%
AT&T	6,500	243,490
Crown Castle International	15,400	1,669,976
Verizon Communications	5,000	239,850
		2,153,316

Utilities – 8.5%
AES	99,200	1,095,168
American Electric Power Company	9,310	685,496
Dominion Resources	8,070	635,674
DTE Energy	3,247	364,703
Duke Energy	1,900	165,870
Exelon	35,600	1,348,172
Great Plains Energy	21,600	662,904
NRG Yield – Class A	54,100	984,079
South Jersey Industries	23,541	844,651
Southern Company	7,500	361,950
WEC Energy Group	3,700	241,314
		7,389,981

Total Other Common Stocks
(Cost $12,599,736)		14,589,481

MASTER LIMITED PARTNERSHIPS – 12.6%
Energy – 12.6%
Buckeye Partners	6,900	394,611
Cheniere Energy Partners	11,200	310,016
Energy Transfer Partners	67,356	1,280,438
Enlink Midstream Partners	21,988	356,865

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value

MASTER LIMITED PARTNERSHIPS – 12.6% (Continued)

Energy – 12.6% (Continued)
Enterprise Products Partners	69,384	$1,808,841
Equity Midstream Partners	4,290	327,627
Magellan Midstream Partners	6,701	451,580
MPLX	37,418	1,284,186
NextEra Energy Partners	17,300	717,258
PBF Logistics	26,300	574,655
Spectra Energy Partners	21,310	944,672
Sprague Resources	15,197	391,323
Tallgrass Energy Partners	12,600	595,602
Western Gas Partners	17,788	908,611
Williams Partners	15,061	593,404
Total Master Limited Partnerships
(Cost $9,544,751)		10,939,689

	Par

U.S. GOVERNMENT SECURITIES – 9.5%

U.S. Treasury Bonds – 9.5%
1.250%, 07/15/2020 (b)	$561,605	586,128
1.125%, 01/15/2021 (b)	559,890	583,455
0.625%, 07/15/2021 (b)	543,415	559,852
0.125%, 07/15/2022 (b)	532,595	537,101
0.125%, 01/15/2023 (b)	424,492	425,367
0.375%, 07/15/2023 (b)	526,290	535,973
0.125%, 07/15/2024 (b)	1,108,992	1,105,334
2.375%, 01/15/2025 (b)	1,299,520	1,497,864
0.375%, 07/15/2025 (b)	413,176	416,839
0.625%, 01/15/2026 (b)	567,001	580,277
3.875%, 04/15/2029 (b)	745,025	1,027,530
2.125%, 02/15/2040 (b)	283,330	360,863
Total U.S. Government Securities
(Cost $8,256,690)		8,216,583

	Shares

REIT PREFERRED STOCKS – 9.0%

Hotels – 3.3%
Hersha Hospitality Trust, Series E, 6.500%	17,100	444,600
LaSalle Hotel Properties, Series I, 6.375%	29,900	765,290
Pebblebrook Hotel Trust, Series D, 6.375%	17,100	438,273

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Shares	Value

REIT PREFERRED STOCKS – 9.0% (Continued)

Hotels – 3.3% (Continued)
Summit Hotel Properties, Series C, 7.125%	14,457	$367,208
Summit Hotel Properties, Series D, 6.450%	16,500	421,245
Sunstone Hotel Investors, Series E, 6.950%	15,817	424,845
		2,861,461

Industrial – 0.2%
Stag Industrial, Series C, 6.875%	6,300	170,289

Office – 1.1%
PS Business Parks, Series U, 5.750%	18,345	463,761
PS Business Parks, Series W	19,800	499,158
		962,919

Other – 1.3%
Colony NorthStar, Class H, 7.125%	35,500	906,315
Digital Realty Trust, Series I, 6.350%	7,900	213,458
		1,119,773

Retail – 2.4%
CBL & Associates Properties, Series E, 6.625%	27,339	682,928
Kimco Realty, Series K, 5.625%	13,733	347,857
National Retail Properties, Series E, 5.700%	24,941	636,245
Saul Centers, Series C, 6.875%	12,700	323,850
Taubman Centers, Series J, 6.500%	2,742	69,510
		2,060,390

Single-Family – 0.7%
American Homes 4 Rent, Series F, 5.875%	24,300	625,239
Total Preferred Stocks
(Cost $7,498,842)		7,800,071

	Par

CORPORATE BONDS – 2.4%

Energy – 0.6%
Enlink Midstream Partners
4.400%, 04/01/2024	$500,000	515,359

Real Estate Investment Trust – 0.4%
CyrusOne LP / CyrusOne Finance
5.000%, 03/15/2024 (c)	300,000	314,250

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2017

		Fair
	Par	Value

CORPORATE BONDS – 2.4% (Continued)

Telecommunications – 0.6%
AT&T
4.450%, 04/01/2024	$500,000	$537,171

Utilities – 0.8%
NRG Energy
6.625%, 01/15/2027	650,000	685,750
Total Corporate Bonds
(Cost $1,997,237)		2,052,530

	Shares

OTHER PREFERRED STOCK – 0.8%
Kinder Morgan, Series A, 9.750%
(Cost $745,067)	15,490	653,213

CLOSED-END FUND – 0.6%
Blackrock Floating Rate Income Strategies Fund
(Cost $458,816)	35,022	493,810

EXCHANGE TRADED FUND – 0.4%
PowerShares DB Commodity Index Tracking Fund (d)
(Cost $328,186)	24,500	369,950

SHORT-TERM INVESTMENT – 1.1%
First American Government Obligations Fund, Class Z, 0.88% (e)
(Cost $994,588)	994,588	994,588
Total Investments – 100.0%
(Cost $78,076,655)		86,765,745
Other Assets and Liabilities, Net – (0.0)%		(909)
Total Net Assets – 100.0%		$86,764,836

(a)	The Fund had $1,991,667 or 2.3% of net assets in foreign securities at August 31, 2017.
(b)
U.S. Treasury inflation-protected security (TIPS).  TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  This security is determined to be liquid by the Advisor.  As of August 31, 2017, the fair value of this investment was $314,250, or 0.4% of total net assets.

(d)	Non-income producing security.
(e)	The rate shown is the annualized seven day effective yield as of August 31, 2017.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Assets and Liabilities
August 31, 2017

	Dynamic	Managed	Strategic	Strategic
	Managed	Volatility	Credit	Dividend
	Volatility Fund	Equity Fund	Income Fund	Income Fund
ASSETS:
Investments, at fair value: (cost $31,868,227, $42,894,363,
$26,808,133 and $78,076,655, respectively)	$35,850,075	$48,150,739	$27,387,219	$86,765,745
Receivable for investment securities sold	—	—	—	330,196
Receivable for capital shares sold	5	37,200	—	1,267
Dividends & interest receivable	124,075	3,358	244,320	150,127
Return of capital receivable	—	—	—	21,740
Receivable for adviser reimbursements, net	1,227	—	—	—
Variation margin receivable	77,373	17,875	—	—
Prepaid expenses	17,556	18,705	17,902	18,206
Total assets	36,070,311	48,227,877	27,649,441	87,287,281

LIABILITIES:
Payable for capital shares redeemed	34	38,924	—	9,584
Payable for investment securities purchased	2,091	419,422	156,893	403,417
Payable to adviser, net	—	1,901	391	51,461
Payable for fund administration & accounting fees	14,598	13,440	16,800	17,116
Payable for compliance fees	1,630	1,631	1,631	1,629
Payable for custody fees	1,303	1,402	1,807	4,000
Payable for transfer agent fees and expenses	7,101	8,399	5,997	9,504
Payable to trustees	333	311	350	359
Variation margin payable	—	—	1,859	—
Accrued expenses	24,004	22,054	22,808	25,291
Accrued distribution fees	110	614	141	84
Total liabilities	51,204	508,098	208,677	522,445
NET ASSETS	$36,019,107	$47,719,779	$27,440,764	$86,764,836

NET ASSETS CONSIST OF:
Paid-in capital	$30,633,443	$42,832,464	$26,921,335	$78,634,550
Accumulated undistributed net investment income (loss)	96,279	16,944	1,317	(1,160,102)
Accumulated undistributed net realized gain (loss) on investments	1,101,346	(433,322)	(59,171)	601,298
Net unrealized appreciation on investments	3,981,848	5,256,376	579,086	8,689,090
Net unrealized appreciation (depreciation) on futures contracts	206,191	47,317	(1,803)	—
Net Assets	$36,019,107	$47,719,779	$27,440,764	$86,764,836

Class A Shares:
Net Assets	$335,907	$3,282,772	$158,710	$251,673
Shares issued and outstanding(1)	28,123	282,723	15,528	22,455
Net asset value, minimum offering price,
and redemption price per share	$11.94	$11.61	$10.22	$11.21
Maximum offering price per share(2)	$12.57	$12.22	$10.76	$11.80

Institutional Class Shares:
Net Assets	$35,683,200	$44,437,007	$27,282,054	$86,513,164
Shares issued and outstanding(1)	2,984,949	3,823,453	2,668,720	7,715,533
Net asset value, offering price, and redemption price per share	$11.95	$11.62	$10.22	$11.21
(1)	Unlimited shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.00%.

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Operations
For the Year Ended August 31, 2017

	Dynamic	Managed	Strategic	Strategic
	Managed	Volatility	Credit	Dividend
	Volatility Fund	Equity Fund	Income Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$275,618	$1,092,655	$88,522	$2,230,218
Distributions received from master limited partnerships	—	—	—	863,172
Less: return of capital distributions	—	—	—	(863,172)
Net distributions from master limited partnerships	—	—	—	—
Interest income	444,389	21,935	827,116	223,031
Total investment income	720,007	1,114,590	915,638	2,453,249

EXPENSES:
Advisory fees (See note 5)	210,340	267,688	92,331	635,314
Fund administration & accounting fees (See note 5)	88,881	83,559	101,493	101,696
Federal & state registration fees	40,388	44,049	23,168	30,667
Transfer agent fees (See note 5)	40,113	48,805	35,905	55,974
Audit fees	18,997	16,997	18,009	18,002
Compliance fees (See note 5)	9,751	9,751	9,758	9,758
Trustee fees (See note 5)	8,988	9,083	11,323	7,999
Custody fees (See note 5)	7,198	7,238	9,587	23,104
Legal fees	6,497	6,490	6,497	6,497
Other	6,228	6,669	6,617	8,408
Postage & printing fees	2,476	3,461	2,092	6,516
Distribution fees – Class A (See note 6)	886	6,273	310	728
Total expenses before waiver/reimbursement	440,743	510,063	317,090	904,663
Less: waiver/reimbursement by adviser	(261,877)	(277,285)	(198,069)	(99,204)
Net expenses	178,866	232,778	119,021	805,459
NET INVESTMENT INCOME	541,141	881,812	796,617	1,647,790

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(2,464)	—	265,350	2,152,023
Net realized gain on futures contracts	1,411,116	394,958	30,983	—
Net realized loss on purchased option contracts	(141,662)	(301,630)	—	—
Net realized gain on written option contracts	10,758	33,121	—	2,556
Net change in unrealized appreciation on investments	1,793,396	3,054,302	510,749	(2,697,672)
Net change in unrealized appreciation
(depreciation) on futures contracts	167,059	12,852	(3,189)	—
Net realized and unrealized gain (loss) on investments	3,238,203	3,193,603	803,893	(543,093)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,779,344	$4,075,415	$1,600,510	$1,104,697

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception through
	August 31, 2017	August 31, 2016(1)
OPERATIONS:
Net investment income	$541,141	$397,404
Net realized loss on investments	(2,464)	(7,969)
Net realized gain (loss) on futures contracts	1,411,116	(121,647)
Net realized gain (loss) on purchased option contracts	(141,662)	851
Net realized gain on written option contracts	10,758	—
Net change in unrealized appreciation of investments	1,793,396	2,188,452
Net change in unrealized appreciation on futures contracts	167,059	39,132
Net increase in net assets resulting from operations	3,779,344	2,496,223

CAPITAL SHARE TRANSACTIONS:
Class A:
Proceeds from shares sold	194,927	178,083
Proceeds from reinvestment of distributions	4,388	1,660
Payments for shares redeemed	(94,546)	—
Increase in net assets resulting from Class A transactions	104,769	179,743
Institutional Class:
Proceeds from shares sold	4,957,132	25,740,244
Proceeds from reinvestment of distributions	480,263	401,715
Payments for shares redeemed	(1,207,403)	(23,020)
Increase in net assets resulting from Institutional Class transactions	4,229,992	26,118,939
Net increase in net assets resulting from capital share transactions	4,334,761	26,298,682

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(4,388)	(1,470)
Institutional Class	(482,140)	(354,231)
From net realized gains
Class A	—	(190)
Institutional Class	—	(47,484)
Total distributions to shareholders	(486,528)	(403,375)

TOTAL INCREASE IN NET ASSETS	7,627,577	28,391,530

NET ASSETS:
Beginning of period	28,391,530	—
End of period, including accumulated undistributed
net investment income of $96,279 and $41,666, respectively.	$36,019,107	$28,391,530

(1)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception through
	August 31, 2017	August 31, 2016(1)
OPERATIONS:
Net investment income	$881,812	$317,532
Net realized gain on investments	—	26,787
Net realized gain (loss) on futures contracts	394,958	(586,558)
Net realized loss on purchased option contracts	(301,630)	—
Net realized gain on written option contracts	33,121	—
Net change in unrealized appreciation of investments	3,054,302	2,202,074
Net change in unrealized appreciation on futures contracts	12,852	34,465
Net increase in net assets resulting from operations	4,075,415	1,994,300

CAPITAL SHARE TRANSACTIONS:
Class A:
Proceeds from shares sold	1,431,547	2,033,440
Proceeds from reinvestment of distributions	45,075	16,474
Payments for shares redeemed	(449,699)	(59,584)
Increase in net assets resulting from Class A transactions	1,026,923	1,990,330
Institutional Class:
Proceeds from shares sold	16,549,215	28,320,984
Proceeds from reinvestment of distributions	802,911	322,590
Payments for shares redeemed	(5,789,618)	(365,727)
Increase in net assets resulting from Institutional Class transactions	11,562,508	28,277,847
Net increase in net assets resulting from capital share transactions	12,589,431	30,268,177

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(46,014)	(15,256)
Institutional Class	(818,854)	(302,276)
From return of capital
Class A	—	(1,218)
Institutional Class	—	(23,926)
Total distributions to shareholders	(864,868)	(342,676)

TOTAL INCREASE IN NET ASSETS	15,799,978	31,919,801

NET ASSETS:
Beginning of period	31,919,801	—
End of period, including accumulated undistributed
net investment income of $16,944 and $0, respectively.	$47,719,779	$31,919,801

(1)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
OPERATIONS:
Net investment income	$796,617	$497,191
Net realized gain (loss) on investments	265,350	(267,849)
Net realized gain (loss) on futures contracts	30,983	(6,242)
Net change in unrealized appreciation of investments	510,749	187,144
Net change in unrealized appreciation (depreciation) on futures contracts	(3,189)	54
Net increase in net assets resulting from operations	1,600,510	410,298

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	50,000	—
Proceeds from reinvestment of distributions	3,779	1,685
Payments for shares redeemed	—	—
Increase in net assets resulting from Class A transactions	53,779	1,685
Institutional Class:
Proceeds from shares sold	100,000	21,000
Proceeds from reinvestment of distributions	832,272	515,528
Payments for shares redeemed	(33,292)	(15,183,104)
Increase (decrease) in net assets resulting from Institutional Class transactions	898,980	(14,646,576)
Net increase (decrease) in net assets resulting from capital share transactions	952,759	(14,644,891)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(3,779)	(1,686)
Institutional Class	(832,281)	(515,598)
Total distributions to shareholders	(836,060)	(517,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,717,209	(14,751,877)

NET ASSETS:
Beginning of period	25,723,555	40,475,432
End of period, including accumulated undistributed
net investment income of $1,317 and $789, respectively.	$27,440,764	$25,723,555

(1)	Prior to December 29, 2016, Class A Shares were known as Investor Class Shares.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
OPERATIONS:
Net investment income	$1,647,790	$1,698,509
Net realized gain (loss) on investments	2,152,023	(1,181,894)
Net realized loss on futures contracts	—	(425,097)
Net realized loss on purchased option contracts	—	(37,828)
Net realized gain on written option contracts	2,556	2,554
Net change in unrealized appreciation on investments	(2,697,672)	12,609,165
Net change in unrealized appreciation (depreciation) on futures contracts	—	(143,290)
Net increase in net assets resulting from operations	1,104,697	12,522,119

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	63,252	130,001
Proceeds from reinvestment of distributions	5,107	16,336
Payments for shares redeemed	(193,794)	(150,612)
Decrease in net assets resulting from Class A transactions	(125,435)	(4,275)
Institutional Class:
Proceeds from shares sold	8,087,997	5,572,439
Proceeds from reinvestment of distributions	1,007,191	3,256,478
Payments for shares redeemed	(10,046,259)	(2,405,384)
Increase (decrease) in net assets resulting from Institutional Class transactions	(951,071)	6,423,533
Net increase (decrease) in net assets resulting from capital share transactions	(1,076,506)	6,419,258

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(5,416)	(8,402)
Institutional Class	(1,773,254)	(2,287,001)
From net realized gains
Class A(1)	—	(15,330)
Institutional Class	—	(3,701,649)
Total distributions to shareholders	(1,778,670)	(6,012,382)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,750,479)	12,928,995

NET ASSETS:
Beginning of period	88,515,315	75,586,320
End of period, including accumulated undistributed
net investment loss of $(1,160,102) and $(828,804), respectively.	$86,764,836	$88,515,315

(1)	Prior to September 28, 2015, Class A shares were known as Investor Class shares.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights
			For the Period
	Year Ended		Inception through
	August 31, 2017		August 31, 2016(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.17		0.13
Net realized and unrealized gain on investments	1.11		0.82
Total from investment operations	1.28		0.95

LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.12)
From net capital gains	—		(0.02)
Total distributions	(0.15)		(0.14)
Net asset value, end of period	$11.94		$10.81

TOTAL RETURN(3)(4)	11.92%		9.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.4		$0.2

Ratio of expenses to average net assets(5):
Before expense reimbursement(6)	1.61%		1.80%
After expense reimbursement(6)	0.80%		0.80%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(6)	0.62%		0.37%
After expense reimbursement(6)	1.43%		1.37%

Portfolio turnover rate(4)	0	%(7)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For a Class A Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.
(6)	Annualized for periods less than one year.
(7)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

			For the Period
	Year Ended		Inception through
	August 31, 2017		August 31, 2016(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.19		0.16
Net realized and unrealized gain on investments	1.12		0.81
Total from investment operations	1.31		0.97

LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.14)
From net capital gains	—		(0.02)
Total distributions	(0.17)		(0.16)
Net asset value, end of period	$11.95		$10.81

TOTAL RETURN(3)	12.27%		9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$35.6		$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.36%		1.55%
After expense reimbursement(5)	0.55%		0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	0.87%		0.62%
After expense reimbursement(5)	1.68%		1.62%

Portfolio turnover rate(3)	0	%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

			For the Period
	Year Ended		Inception through
	August 31, 2017		August 31, 2016(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.84		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.21		0.12
Net realized and unrealized gain on investments	0.76		0.86
Total from investment operations	0.97		0.98

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.13)
From net capital gains	—		—
From return of capital	—		(0.01)
Total distributions	(0.20)		(0.14)
Net asset value, end of period	$11.61		$10.84

TOTAL RETURN(3)(4)	9.10%		9.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$3.3		$2.0

Ratio of expenses to average net assets(6):
Before expense reimbursement(5)	1.47%		1.92%
After expense reimbursement(5)	0.80%		0.80%

Ratio of net investment income to average net assets(6):
Before expense reimbursement(5)	1.23%		0.16%
After expense reimbursement(5)	1.90%		1.28%

Portfolio turnover rate(4)	0	%(7)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For a Class A Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include income and expenses of investment companies in which the Fund invests.
(7)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

			For the Period
	Year Ended		Inception through
	August 31, 2017		August 31, 2016(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.85		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.23		0.15
Net realized and unrealized gain on investments	0.77		0.86
Total from investment operations	1.00		1.01

LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.15)
From net capital gains	—		—
From return of capital	—		(0.01)
Total distributions	(0.23)		(0.16)
Net asset value, end of period	$11.62		$10.85

TOTAL RETURN(3)	9.36%		10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$44.4		$29.9

Ratio of expenses to average net assets(5):
Before expense reimbursement(4)	1.22%		1.67%
After expense reimbursement(4)	0.55%		0.55%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(4)	1.48%		0.40%
After expense reimbursement(4)	2.15%		1.52%

Portfolio turnover rate(3)	0	%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Financial Highlights

			For the Period
	Year Ended	Year Ended	Inception through
	August 31, 2017	August 31, 2016	August 31, 2015(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.93	$9.97	$10.04

INVESTMENT OPERATIONS:
Net investment income	0.27	0.15	0.04
Net realized and unrealized
gain (loss) on investments	0.31	(0.03)	(0.07)
Total from investment operations	0.58	0.12	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.16)	(0.04)
From net capital gains	—	—	—
Total distributions	(0.29)	(0.16)	(0.04)
Net asset value, end of period	$10.22	$9.93	$9.97

TOTAL RETURN(3)(4)	5.95%	1.29%	(0.27)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.1	$0.1	$0.1

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.45%	1.51%	1.31%
After expense reimbursement(5)	0.70%	0.70%	0.70%

Ratio of net investment income to average net assets:
Before expense reimbursement(5)	2.02%	0.79%	0.52%
After expense reimbursement(5)	2.77%	1.60%	1.13%

Portfolio turnover rate(4)	199%	96%	119%

(1)	Inception date of Class A was May 1, 2015.
(2)	For a Class A Share outstanding for the entire period. Prior to December 29, 2016, Class A Shares were known as Investor Class Shares.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Financial Highlights

			For the Period
	Year Ended	Year Ended	Inception through
	August 31, 2017	August 31, 2016	August 31, 2015(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.93	$9.98	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.30	0.17	0.09
Net realized and unrealized
gain (loss) on investments	0.31	(0.04)	(0.02)
Total from investment operations	0.61	0.13	0.07

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.18)	(0.09)
From net capital gains	—	—	—
Total distributions	(0.32)	(0.18)	(0.09)
Net asset value, end of period	$10.22	$9.93	$9.98

TOTAL RETURN(3)	6.21%	1.45%	0.71%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$27.3	$25.6	$40.4

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.20%	1.26%	1.06%
After expense reimbursement(4)	0.45%	0.45%	0.45%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	2.27%	1.04%	0.77%
After expense reimbursement(4)	3.02%	1.85%	1.38%

Portfolio turnover rate(3)	199%	96%	119%

(1)	Inception date of the Institutional Class was December 16, 2014.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

			For the Period
	Year Ended	Year Ended	Inception through
	August 31, 2017	August 31, 2016	August 31, 2015(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$11.27	$10.45	$11.53

INVESTMENT OPERATIONS:
Net investment income	0.14	0.21	0.16
Net realized and unrealized
gain (loss) on investments and
translations of foreign currency	— (3)	1.40	(0.60)
Total from investment operations	0.14	1.61	(0.44)

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.28)	(0.18)
From net capital gains	—	(0.51)	(0.46)
Total distributions	(0.20)	(0.79)	(0.64)
Net asset value, end of period	$11.21	$11.27	$10.45

TOTAL RETURN(4)(5)	1.32%	16.40%	(4.28)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.3	$0.4	$0.4

Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.32%	1.34%	1.32%
After expense reimbursement(6)	1.20%	1.20%	1.20%

Ratio of net investment income to average net assets:
Before expense reimbursement(6)	1.58%	1.74%	1.59%
After expense reimbursement(6)	1.70%	1.88%	1.71%

Portfolio turnover rate(5)	74%	82%	73%
(1)	Inception date of Class A was December 16, 2014.
(2)	For a Class A Share outstanding for the entire period. Prior to September 28, 2015, Class A Shares were known as Investor Class Shares.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Inception Through
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$11.27	$10.46	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.21	0.24	0.23	0.34	0.29
Net realized and unrealized
gain (loss) on investments and
translations of foreign currency	(0.04)	1.39	(0.94)	1.90	0.24
Total from investment operations	0.17	1.63	(0.71)	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.31)	(0.28)	(0.32)	(0.31)
From net capital gains	—	(0.51)	(0.46)	(0.23)	— (3)
Total distributions	(0.23)	(0.82)	(0.74)	(0.55)	(0.31)
Net asset value, end of period	$11.21	$11.27	$10.46	$11.91	$10.22

TOTAL RETURN(4)	1.59%	16.59%	(6.42)%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$86.5	$88.1	$75.2	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.07%	1.09%	1.07%	1.07%	1.22%
After expense reimbursement(5)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before expense reimbursement(5)	1.83%	1.99%	1.85%	2.99%	2.79%
After expense reimbursement(5)	1.95%	2.13%	1.97%	3.11%	3.06%

Portfolio turnover rate(4)	74%	82%	73%	65%	37%

(1)	Inception date of the Institutional Class was September 12, 2012.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS FUNDS

Notes to Financial Statements
August 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Advantus Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Advantus Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), the Advantus Strategic Credit Income Fund (“Strategic Credit Income Fund”), and Advantus Strategic Dividend Income Fund (“Strategic Dividend Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  Prior to December 29, 2016, the Strategic Credit Income Fund was known as the Short Duration Bond Fund.  Costs incurred by the Funds in connection with the organization and initial public offerings of shares were paid by Advantus Capital Management, Inc. (the “Adviser”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015. The Dynamic Managed Volatility Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The Strategic Credit Income Fund seeks to maximize risk-adjusted returns total returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Strategic Credit Income Fund seeks to achieve its objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in a portfolio of fixed income securities.  The Adviser may also invest up to (i) 40% of the Strategic Credit Income Fund’s total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the

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Notes to Financial Statements – Continued
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Adviser (also known as “junk bonds”).  Of the Strategic Credit Income Fund’s investments in below grade investment securities, up to 20% of its total assets may be invested in securities rated B or below, and up to 10% may be invested in securities rated CCC or below.  The Strategic Credit Income Fund may invest up to 25% of its total assets in non-U.S. issuers, of which no more than 25% of its total assets may be invested in securities denominated in foreign currencies.  Prior to December 29, 2016, the Strategic Credit Income Fund had a different investment objective and principal investment strategies. The Strategic Credit Income Fund commenced operations on December 16, 2014.  The Strategic Credit Income Fund currently offers two classes of shares: the Class A and Institutional Class.  Class A shares may be subject to a front-end sales charge of up to 5%.  Class A shares are subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The investment objective of the Strategic Dividend Income Fund is above average income and long-term growth of capital.  The Strategic Dividend Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Strategic Dividend Income Fund’s total assets to real estate securities. The Strategic Dividend Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in ETFs, ETNs, Treasury inflated-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012. The Strategic Dividend Income Fund currently offers two classes of shares, the Class A and Institutional Class.  Class A shares may be subject to a front-end sales charge of up to 5%.  Class A shares are subject to a 12b-1 fee of up to 0.25% of daily average net assets.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended August 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended August 31, 2017, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the year ended August 31, 2017, the Funds did not incur any interest or penalties.  The Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and Strategic Credit Income Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.  Each of the tax years in the four-year period ended August 31, 2017 remains subject to examination by taxing authorities for the Strategic Dividend Income Fund.

Security transactions, income and distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends and foreign capital gains taxes have been provided for in

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Notes to Financial Statements – Continued
August 31, 2017

accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Strategic Credit Income Fund will declare daily and pay monthly distributions of net investment income.  The Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, and Strategic Dividend Income Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLP and Real Estate Investment Trust (“REIT”) investments, derivatives and the deferral of wash sales.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.  For the year ended August 31, 2017, the following reclassifications were made on the Statements of Assets and Liabilities:

	Undistributed Net	Accumulated Net
	Investment Income (Loss)	Realized Gain(Loss)	Paid-In Capital
Strategic Credit Income Fund	$39,971	$(39,971)	$—
Strategic Dividend Income Fund	(200,418)	202,562	(2,144)

Distributions received from the Strategic Dividend Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Strategic Dividend Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Strategic Dividend Income Fund.  Generally, 100% of the distributions received from MLPs is recorded as return of capital and is reflected as such on the Statement of Operations.

Distributions received from the Strategic Dividend Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Strategic Dividend Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Strategic Dividend Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Strategic Dividend Income Fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are

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Notes to Financial Statements – Continued
August 31, 2017

required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies.  Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.  Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class A shares.

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Notes to Financial Statements – Continued
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Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At August 31, 2017, the Funds did not hold any illiquid securities.

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLPs and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

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Notes to Financial Statements – Continued
August 31, 2017

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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Notes to Financial Statements – Continued
August 31, 2017

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of August 31, 2017:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$15,070,727	$—	$—	$15,070,727
Corporate Bonds	—	11,469,987	—	11,469,987
U.S. Government Security	—	2,199,285	—	2,199,285
Mortgage Backed Security	—	801,356	—	801,356
Purchased Call Options	8,673	—	—	8,673
Short-Term Investment	6,300,047	—	—	6,300,047
Total investments in securities	$21,379,447	$14,470,628	$—	$35,850,075

As of August 31, 2017, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$214,477	$—	$—	$214,477
Short Futures Contracts	(8,287)	—	—	(8,287)
Total Other Financial Instruments	$206,190	$—	$—	$206,190

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$43,304,131	$—	$—	$43,304,131
Purchased Call Option	8,450	—	—	8,450
Short-Term Investment	4,838,158	—	—	4,838,158
Total investments in securities	$48,150,739	$—	$—	$48,150,739

As of August 31, 2017, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$47,317	$—	$—	$47,317

Strategic Credit Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$17,069,429	$—	$17,069,429
Exchange Traded Funds	2,742,400	—	—	2,742,400
U.S. Government Securities	—	2,448,754	—	2,448,754
Asset Backed Securities	—	2,426,661	—	2,426,661
Mortgage Backed Securities	—	1,662,239	—	1,662,239
Preferred Stock	—	288,125	—	288,125
Short-Term Investment	749,611	—	—	749,611
Total investments in securities	$3,492,011	$23,895,208	$—	$27,387,219

As of August 31, 2017, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$6,140	$—	$—	$6,140
Short Futures Contracts	(7,943)	—	—	(7,943)
Total Other Financial Instruments	$(1,803)	$—	$—	$(1,803)

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Notes to Financial Statements – Continued
August 31, 2017

Strategic Dividend Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$40,655,830	$—	$—	$40,655,830
Other Common Stocks	14,589,481	—	—	14,589,481
Master Limited Partnerships	10,939,689	—	—	10,939,689
U.S. Government Securities	—	8,216,583	—	8,216,583
REIT Preferred Stocks	6,864,492	935,579	—	7,800,071
Corporate Bonds	—	2,052,530	—	2,052,530
Other Preferred Stock	653,213	—	—	653,213
Closed-End Fund	493,810	—	—	493,810
Exchange Traded Fund	369,950	—	—	369,950
Short-Term Investment	994,588	—	—	994,588
Total investments in securities	$75,561,053	$11,204,692	$—	$86,765,745

*
Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the year ended August 31, 2017, the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and the Strategic Credit Income Fund recognized no transfers between levels.  As of August 31, 2017, the Strategic Dividend Income Fund transferred two securities with a total value of $935,579 out of Level 1 into Level 2 due to a change from a close price to a mean price.  As of August 31, 2017, the Funds did not hold any Level 3 securities.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

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Notes to Financial Statements – Continued
August 31, 2017

For the year ended August 31, 2017, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$9,532	$(426)	$11,266,046	$(2,144,988)
Managed Volatility Equity Fund	16,020	(1,175)	3,182,174	—
Strategic Credit Income Fund	—	—	4,586,984	(1,197,445)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of August 31, 2017, on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts**	$214,477	futures contracts**	$—
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Interest Rate Contracts – Futures	futures contracts**	—	futures contracts**	(8,286)
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation		depreciation
Equity Contracts – Purchased Options	on investments	—	on investments	(12,589)
Total		$214,477		$(20,875)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation margin is presented on the Statements of Assets and Liabilities.

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Notes to Financial Statements – Continued
August 31, 2017

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts**	$47,317	futures contracts**	$—
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation		depreciation
Equity Contracts – Purchased Options	on investments	—	on investments	(8,117)
Total		$47,317		$(8,117)

Strategic Credit Income Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Interest Rate Contracts – Futures	futures contracts**	$—	futures contracts**	$(1,803)
Total		$—		$(1,803)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation margin is presented on the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Operations for the year ended August 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Dynamic Managed Volatility Fund

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Options	Options
Interest Rate Contracts	$35,681	$—	$—	$—	$—	$—
Equity Contracts	1,375,435	(141,662)	10,758	394,958	(301,630)	33,121
Total	$1,411,116	$(141,662)	$10,758	$394,958	$(301,630)	$33,121

	Strategic Credit Income Fund	Strategic Dividend Income Fund
Derivatives not accounted for as		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options
Interest Rate Contracts	$30,983	$—	$—
Equity Contracts	—	—	2,556
Total	$30,983	$—	$2,556

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Notes to Financial Statements – Continued
August 31, 2017

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund		Managed Volatility	Equity Fund
Derivatives not accounted for as		Purchased		Purchased
hedging instruments under ASC 815	Futures	Options*	Futures	Options*
Interest Rate Contracts	$(8,286)	$—	$—	$—
Equity Contracts	175,345	(12,976)	12,852	(8,117)
Total	$167,059	$(12,976)	$12,852	$(8,117)

Strategic Credit Income Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Futures
Interest Rate Contracts	$(3,189)
Equity Contracts	—
Total	$(3,189)

*	Included in net change in unrealized appreciation on investments as reported on the Statements of Operations.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of August 31, 2017.

Dynamic Managed Volatility Fund
Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$80,295	$(2,922)	$77,373	$—	$—	$77,373
Liabilities:
Futures Contracts**	$2,922	$(2,922)	$—	$—	$—	$—

Managed Volatility Equity Fund
Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$17,875	$—	$17,875	$—	$—	$17,875

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2017

Advantus Strategic Credit Income Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$4,578	$(4,578)	$—	$—	$—	$—
Liabilities:
Futures Contracts**	$6,437	$(4,578)	$1,859	$(1,859)	$—	$—

**
Cumulative appreciation/depreciation on futures contracts is reported in the Schedules of Open Futures Contracts.  Variation margin presented above is presented on the Statements of Assets and Liabilities.

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.  As of August 31, 2017, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Strategic Credit Income Fund	0.35%
Strategic Dividend Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund	Class A	Institutional Class
Dynamic Managed Volatility Fund	0.80%	0.55%
Managed Volatility Equity Fund	0.80%	0.55%
Strategic Credit Income Fund	0.70%	0.45%
Strategic Dividend Income Fund	1.20%	0.95%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2017

year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  During the year ended August 31, 2017, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	8/31/2018	8/31/2019	8/31/2020
Dynamic Managed Volatility Fund	$—	$244,455	$261,877
Managed Volatility Equity Fund	—	235,317	277,285
Strategic Credit Income Fund	157,852	217,199	198,069
Strategic Dividend Income Fund	98,887	114,838	99,204

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the year ended August 31, 2017, the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund paid $1,250 and $6,166, respectively, to Minnesota Life.

6.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A.  The Plan permits Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Class A average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  For the year ended August 31, 2017, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Dynamic Managed Volatility Fund	$886
Managed Volatility Equity Fund	6,273
Strategic Credit Income Fund	310
Strategic Dividend Income Fund	728

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2017

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
	For the	For the Period	For the	For the Period
	Year Ended	Inception through	Year Ended	Inception through
	August 31, 2017	August 31, 2016(1)	August 31, 2017	August 31, 2016(2)
Class A:
Shares sold	18,267	17,465	129,954	193,696
Shares issued to holders in
reinvestment of dividends	393	159	4,130	1,553
Shares redeemed	(8,161)	—	(41,050)	(5,560)
Increase in Class A
shares outstanding	10,499	17,624	93,034	189,689
Institutional Class:
Shares sold	441,353	2,571,759	1,521,604	2,755,986
Shares issued to holders in
reinvestment of dividends	43,064	38,625	73,340	30,498
Shares redeemed	(107,624)	(2,228)	(523,721)	(34,254)
Increase in Institutional Class
shares outstanding	376,793	2,608,156	1,071,223	2,752,230
Net increase in shares outstanding	387,292	2,625,780	1,164,257	2,941,919

(1)	Inception date of the Dynamic Managed Volatility Fund was September 28, 2015.
(2)	Inception date of the Managed Volatility Equity Fund was September 28, 2015.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2017

	Strategic Credit Income Fund		Strategic Dividend Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2017	August 31, 2016	August 31, 2017	August 31, 2016
Class A(3):
Shares sold	4,980	—	5,717	11,551
Shares issued to holders in
reinvestment of dividends	374	171	464	1,617
Shares redeemed	—	—	(17,764)	(14,518)
Increase (Decrease) in Class A
shares outstanding	5,354	171	(11,583)	(1,350)
Institutional Class:
Shares sold	10,040	2,125	742,547	522,503
Shares issued to holders in
reinvestment of dividends	82,584	52,074	91,562	321,788
Shares redeemed	(3,251)	(1,521,554)	(937,627)	(218,606)
Increase (Decrease) in Institutional
Class shares outstanding	89,373	(1,467,355)	(103,518)	625,685
Net increase (decrease) in
shares outstanding	94,727	(1,467,184)	(115,101)	624,335

(3)	Prior to December 29, 2016, Class A Shares were known as Investor Class Shares.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended

August 31, 2017, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$—	$—	$2,494,488	$23,161
Managed Volatility Equity Fund	—	—	11,732,531	7,307
Strategic Credit Income Fund	18,175,392	17,457,288	34,108,308	33,966,471
Strategic Dividend Income Fund	2,069,484	528,161	60,430,256	61,682,876

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2017

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2017, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$4,010,113	$(12,590)	$3,997,523	$32,058,743
Managed Volatility Equity Fund	5,265,159	(33,955)	5,231,204	42,966,852
Strategic Credit Income Fund	620,906	(41,820)	579,086	26,806,330
Strategic Dividend Income Fund	10,670,650	(2,225,223)	8,445,427	78,320,318

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to derivatives for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and Strategic Credit Income Fund.

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Strategic Dividend Income Fund.

At August 31, 2017, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$606,392	$781,749	$—	$3,997,523	$5,385,664
Managed Volatility Equity Fund	16,944	—	(360,833)	5,231,204	4,887,315
Strategic Credit Income Fund	1,317	—	(60,974)	579,086	519,429
Strategic Dividend Income Fund	—	844,961	(1,160,102)	8,445,427	8,130,286

As of August 31, 2017, the Managed Volatility Equity Fund and Strategic Credit Income Fund had short-term capital loss carryovers of $108,287 and $11,661, respectively, and long-term capital loss carryovers of $252,546 and $49,313, respectively, which will be permitted to be carried over for an unlimited period.  During the year ended August 31, 2017, the Managed Volatility Equity Fund, Strategic Credit Income Fund and Strategic Dividend Income Fund utilized capital loss carryforwards in the amount of $(131,184), $(253,173) and $(1,585,830), respectively.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2016, respectively. For the taxable year ended August 31, 2017, the Dynamic Managed Volatility Fund, the Managed Volatility Equity Fund, Strategic Credit Income Fund, and the Strategic Dividend Income Fund did not defer any qualified late year losses.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2017

For the year ended August 31, 2017, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$486,528	$—	$486,528
Managed Volatility Equity Fund	864,868	—	864,868
Strategic Credit Income Fund	836,060	—	836,060
Strategic Dividend Income Fund	1,674,960	103,710	1,778,670

For the year ended August 31, 2016, the Funds paid the following distributions to shareholders:

	Ordinary	Return of	Long Term
Fund	Income*	Capital	Capital Gains**	Total
Dynamic Managed Volatility Fund	$378,559	$—	$24,816	$403,375
Managed Volatility Equity Fund	317,532	25,144	—	342,676
Strategic Credit Income Fund	517,284	—	—	517,284
Strategic Dividend Income Fund	4,163,755	—	1,848,627	6,012,382
*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	90.3%
Managed Volatility Equity Fund	Pershing LLC	61.6%
Managed Volatility Equity Fund	Minnesota Life Insurance Company	37.6%
Strategic Credit Income Fund	Minnesota Life Insurance Company	59.6%
Strategic Credit Income Fund	Advantus Capital Management	39.6%
Strategic Dividend Income Fund	Minnesota Life Insurance Company	37.5%
Strategic Dividend Income Fund	Comerica Bank (FBO)	26.3%

11. SUBSEQUENT EVENTS

On September 28, 2017, the Dynamic Managed Volatility Fund paid an income distribution to the Class A in the amount of $1,270 or $0.0555 per share and to the Institutional Class in the amount of $197,903 or $0.0655 per share.

On September 28, 2017, the Managed Volatility Equity Fund paid an income distribution to the Class A in the amount of $8,214 or $0.0291 per share and to the Institutional Class in the amount of $138,038 or $0.0355 per share.

On September 28, 2017, the Strategic Dividend Income Fund paid an income distribution to the Class A in the amount of $940 or $0.0429 per share and to the Institutional Class in the amount of $385,734 or $0.0500 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS FUNDS

Report of Independent Public Accounting Firm

To the Shareholders of Advantus Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open futures contracts, of Advantus Dynamic Managed Volatility Fund, Advantus Managed Volatility Equity Fund, Advantus Strategic Credit Income Fund (formerly known as Advantus Short Duration Bond Fund), and Advantus Strategic Dividend Income Fund (“Advantus Funds” or the “Funds”), each a series of Managed Portfolio Series, as of August 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods ended prior to August 31, 2015, were audited by other auditors whose report dated October 28, 2014, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Advantus Funds as of August 31, 2017, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
October 30, 2017

ADVANTUS FUNDS

Additional Information (Unaudited)
August 31, 2017

Trustees and Officers
Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	35	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W. Baird	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	(20 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).
David A. Massart	Trustee	Indefinite	35	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(20 Portfolios)
Year of Birth: 1967	Committee			Management, Inc.	(2012-Present).
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	35	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC	Investment Trust
Year of Birth: 1957				(2006-Present);	(11 Portfolios)
				Executive Vice President,	(2006-Present);
				Calamos Investments	Independent Trustee,
				(2004-2006).	RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	35	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Year of Birth: 1958
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002-Present).
Year of Birth: 1957	Executive
Officer
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2017

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Officers
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Year of Birth: 1973	Financial
Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President and	N/A
615 E. Michigan St.	Term; Since			Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202	August 2015			Services, LLC (2006-Present).
Year of Birth: 1965
Thomas A. Bausch, Esq.	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973
Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981
Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		(2002-Present).
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 28.07%, 94.01%, 1.83%, and 35.79% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, Strategic Credit Income Fund and Strategic Dividend Income Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2017 was 25.62%, 51.72%, 1.83%, and 33.78% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, Strategic Credit Income Fund and Strategic Dividend Income Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds was 0% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, Strategic Credit Income Fund and Strategic Dividend Income Fund.

ADVANTUS FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Ave.
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2017 and August 31, 2016, the Fund’s principal accountant was Cohen & Company. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$59,000	$59,000
Audit-Related Fees	$0	$0
Tax Fees	$13,000	$12,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date    November 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date    November 7, 2017

By (Signature and Title)*  /s/ Brian R. Wiedmeyer
   Brian R. Wiedmeyer, Treasurer

Date    November 7, 2017

* Print the name and title of each signing officer under his or her signature.